UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 23, 2022

BUSINESS FIRST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-38447	20-5340628
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (225) 248-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BFST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

5.07	Submission of Matters to a Vote of Security Holders

On June 23, 2022, Business First Bancshares, Inc. (“Business First”) held its Annual Meeting of Shareholders to consider and act upon the items listed below:

1.	The shareholders of Business First elected the individuals listed below to serve as directors of Business First until the 2023 Annual Meeting of Shareholders by the votes set forth in the table below:

	For	Against	Abstain	Broker Non- Vote
Drew C. Brees	11,069,808	740,583	881	3,997,925
James J. Buquet, III	10,806,725	921,689	82,858	3,997,925
Carol M. Calkins	11,677,212	53,202	80,858	3,997,925
Ricky D. Day	11,425,492	302,922	82,858	3,997,925
John P. Ducrest	11,798,708	11,703	861	3,997,925
Mark P. Folse	11,685,502	44,912	80,858	3,997,925
Robert S. Greer, Jr.	11,438,650	291,764	80,858	3,997,925
J. Vernon Johnson	11,777,209	31,202	2,861	3,997,925
Rolfe H. McCollister, Jr.	10,524,509	1,205,905	80,858	3,997,925
Andrew D. McLindon	11,686,146	43,566	81,560	3,997,925
David R. Melville, III	11,687,502	42,912	80,858	3,997,925
Patrick E. Mockler	10,785,713	944,701	80,858	3,997,925
David A. Montgomery, Jr.	11,614,543	116,271	80,458	3,997,925
Arthur J. Price	11,687,502	42,912	80,858	3,997,925
Kenneth Wm. Smith	10,787,486	942,226	81,560	3,997,925
Keith A. Tillage	11,430,930	298,782	81,560	3,997,925
Steven G. White	11,059,640	670,624	81,008	3,997,925

2.	The shareholders of Business First approved, on a non-binding advisory basis, the compensation of Business First’s named executive officers by the vote set forth in the table below:

For	Against	Abstain	Broker Non-Vote
11,569,894	224,805	16,573	3,997,925

3.	The shareholders of Business First approved the 2022 Amendment to the 2017 Equity Incentive Plan by the vote set forth in the table below:

For	Against	Abstain	Broker Non-Vote
6,323,996	5,435,873	51,403	3,997,925

4.	The shareholders of Business First ratified the appointment of Dixon Hughes Goodman, LLP, now known as FORVIS, LLP, as Business First’s independent registered public accounting firm for the year ending December 31, 2022 by the vote set forth in the table below:

For	Against	Abstain
15,795,443	67	13,687

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 24, 2022

BUSINESS FIRST BANCSHARES, INC.

By:	/s/ David R. Melville, III
David R. Melville, III
President and Chief Executive Officer